EGA Emerging Global Shares Trust

	CUSIP	NYSE Arca
EGShares Emerging Markets High Income Low Beta ETF	268461654	HILO

Prospectus

June 10, 2011
as revised August 4, 2011

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured. May lose value. No bank guarantee.

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FUND SUMMARY

EGShares Emerging Markets High Income Low Beta ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Market High Income Low Beta Index (the “Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-l) Fees	0.00%
Other Expenses (1)	0.69%
Total Annual Fund Operating Expenses	1.64%
Fee Waiver and/or Expense Reimbursement (2)	0.79%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.85%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)	EGA Emerging Global Shares Trust (the “Trust”) and Emerging Global Advisors, LLC (“EGA”), sub-adviser to the Fund, have entered into a written fee waiver and expense reimbursement agreement (“Agreement”) pursuant to which EGA has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) from exceeding 0.85% of net assets. The Agreement will remain in effect and will be contractually binding through July 31, 2012. If Total Annual Fund Operating Expenses would fall below the expense limit, EGA may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three year period. This Agreement shall automatically terminate upon the termination of the Sub-Advisory Agreement or, with respect to a Fund, in the event of merger or liquidation of the Fund.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$87	$440

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

       Under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund invests in the constituent companies of the Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively), domiciled in emerging markets countries having a market capitalization of at least $250 million at the time of purchase. The Underlying Index is a dividend yield weighted stock market index comprised of a representative sample of 30 emerging markets companies that INDXX, LLC determines to have lower relative volatility (i.e., low beta) than the broad market benchmark indices of the local exchanges in which the component securities trade. The components of the Underlying Index will have also paid dividends consistently over the last three years. The Underlying Index was developed to provide a lower beta, and a greater dividend yield (i.e., high income), than the MSCI Emerging Market Index, although there is no guarantee that this result will be obtained. The Fund does not seek temporary defensive positions when equity markets decline or appear to be overvalued.

The Fund intends to replicate the constituent securities of the Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index. Active market trading of Fund Shares may cause more frequent creations or redemptions of Creation Units, which, if not conducted in-kind, could increase the rate of portfolio turnover and the Fund’s tracking error versus the Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Based on the number of Indian securities that are included in the Underlying Index, the Fund may invest its assets in a wholly owned subsidiary in Mauritius (the “Subsidiary”), which in turn, invests at least 90% of its assets in Indian securities, and to some extent ADRs and GDRs. This investment structure enables the Fund to obtain benefits under a tax treaty between Mauritius and India.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Equity Securities The price of one or more of the equity securities in the Fund’s portfolio may fall. Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance As an ETF, the Fund’s Shares generally trade in the secondary market on the NYSE Arca, Inc. (the “Exchange”) at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation The Fund’s return may not match the return of the Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the Underlying Index, including the cost of buying and selling securities and of maintaining the Subsidiary. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Underlying Index.

Market Liquidity for Fund Shares As an ETF, Fund Shares are not individually redeemable securities. There is no assurance that an active trading market for Fund Shares will develop or be maintained.

Non-Diversification The Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of one company’s securities can have a substantial impact on the Fund’s Share price.

Foreign Investment Foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.

Emerging Markets Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

Foreign Currency The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Small Cap and Mid Cap Companies Small cap and mid cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of Emerging Global Advisors, LLC (“EGA”), sub-adviser to the Fund, preventing the Fund from tracking the Underlying Index.

Depositary Receipts Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

Performance

There is no performance information presented for the Fund because the Fund had not commenced investment operations as of the date of this Prospectus.

Management

Investment Adviser ALPS Advisors, Inc.

Sub-Adviser Emerging Global Advisors, LLC

Portfolio Manager
Richard C. Kang is the lead portfolio manager for the Fund and will be responsible for the day-to-day management of the Fund’s portfolio when it commences investment operations. Mr. Kang has managed the portfolios of the Trust since the Trust’s commencement of operations in 2009.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section contains greater detail on the Fund’s principal investment strategies and the related risks that you would face as a shareholder of the Fund.

Investment Objectives

The investment objective of the Fund is set forth above in the Fund Summary section of this prospectus. Each investment objective is considered non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval subject to 60 days’ advance written notice.

Investment Strategies

Emerging Markets Companies The Fund defines “Emerging Markets” companies as companies that are included in its corresponding Underlying Index (as defined below). The Underlying Index is comprised of Emerging Markets companies that are traded on U.S. or foreign exchanges whose businesses stand to benefit significantly from the strong industrial and consumption growth occurring in middle income nations around the globe. Middle income nations are generally identified by international organizations, such as the World Bank, as the broad range of countries with gross national income (“GNI”) per capita between low income countries ($995 or less) and high income countries ($12,196 or more). (Source: The World Bank). The Fund considers Indian companies to be Emerging Markets companies.

Underlying Index From time to time, the Fund will purchase or sell certain of its portfolio securities to reflect changes to the constituent securities of the Fund’s underlying benchmark index (the “Underlying Index”). The Fund will also rebalance its portfolio securities promptly following the annual or quarterly rebalancing of the Underlying Index. In recognition of longer settlement periods for emerging market securities, the Fund may at times purchase or sell portfolio securities in advance of the implementation date of publicly announced adjustments to the weighting or composition of the constituent securities of the Underlying Index. The Fund does not seek temporary defensive positions when equity markets decline or appear to be overvalued.

The Fund’s intention is to replicate the constituent securities of its Underlying Index as closely as possible using American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or ordinary local shares (including through a Subsidiary). In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index. When securities are deleted from the Fund’s Underlying Index, the Fund will typically remove these securities from the Fund’s portfolio. However, the Fund may, in the discretion of Emerging Global Advisors, LLC (“EGA”), the Fund’s sub-adviser, remain invested in securities that were deleted from the Underlying Index until the next rebalancing of the Fund.

Concentration The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

The Underlying Index is comprised of publicly traded firms in their corresponding sectors. In determining whether a publicly traded firm belongs to a specific sector, the Underlying Index relies on the INDXX Sectoral Classification System (“INDXXSC”), which is a detailed structure to classify companies as per the sector and subsectors. The process allocates companies to the sectors whose definition most closely describes the nature of its business. The process analyzes the company based on its business model, source or majority of revenue, and projected business plan to determine its relevant sector.

•	Underlying Index. High income low beta companies are generally those with high income (i.e. dividend) producing equity securities with low betas and correlation to traditional market exposures.

Depositary Receipts ADRs are typically issued by an American bank or trust company, or a correspondent bank. They evidence ownership of, and the right to receive, underlying securities issued by a foreign corporation deposited in a domestic bank. Generally, ADRs are denominated in U.S. dollars and traded in the U.S. securities markets on exchanges or over-the-counter (“OTC”). In general, there is a large, liquid market in the United States for many ADRs.

ADRs enable investors from the United States to buy shares in foreign companies without undertaking cross-border transactions. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid certain currency risks during the settlement period for either purchase or sales.

GDRs are Depositary Receipts for shares of foreign companies that are traded in capital markets around the world. ADRs and GDRs trade in foreign currencies that may differ from the currency that the underlying security for each ADR or GDR principally trades in. In general, a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. In addition, although ADRs and GDRs may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid.

The Fund may hold unsponsored Depositary Receipts, which are organized independently and without the cooperation of the issuer of the underlying securities. The Fund will generally price Depositary Receipts according to the exchange on which the Depositary Receipts trade for purposes of calculating its daily net asset value (“NAV”).

Mauritius Subsidiary The Fund may invest a portion of its assets in a Subsidiary, which in turn, invests at least 90% of its assets in securities of companies in India. Through such investment structure, the Fund obtains benefits under the tax treaty between Mauritius and India.

Investment Risks

Many factors affect the value of an investment in the Fund. The Fund’s NAV and market share price will change daily based on variations in market conditions, interest rates and other economic, political or financial developments.

Equity Securities The price of one or more of the equity securities in the Fund’s portfolio may fall. Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance Because the shares of the Fund (“Shares”) are exchange-traded, there may be times when the market price and the NAV vary significantly. However, given that Shares are created and redeemed principally by market makers, large investors and institutions who purchase and sell large, specified numbers of Shares called “Creation Units” directly from the Fund, Management believes that large discounts or premiums to the NAV of Shares would not be sustained.

Market Liquidity for Fund Shares Trading of Shares of a Fund on the Exchange or another national securities exchange may be halted if exchange officials deem such action appropriate, if the Fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the Fund’s Shares are delisted, the Fund may seek to list its Shares on another market, merge with another ETF or traditional mutual fund, or redeem its Shares at NAV.

Redemption As an ETF, the Fund intends to rely on an exemptive order issued by the SEC to ALPS Advisors, Inc. (“Adviser”) that will permit the Fund to delay redemptions of its securities for up to 14 days, based in part on the greater relative illiquidity and longer settlement times of emerging markets securities. This risk applies to investors such as market makers, large investors and institutions who purchase and sell Creation Units directly from and to the Fund and does not apply to investors who will buy and sell Shares of the Fund in secondary market transactions on the Exchange through brokers.

Non-Correlation If the Fund utilizes a representative sampling approach, its return may not correlate as well with the return on its Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index. In addition, the Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. If the Fund fair values portfolio securities when calculating its NAV, the Fund’s return may vary from the return of its Underlying Index to the extent the Underlying Index reflects stale pricing. Likewise, a variation may occur if the closing prices of ADRs or GDRs held by the Fund differ from the closing prices of ordinary shares represented by those ADRs or GDRs.

Non-Diversification The Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of the Fund and result in non-correlation with the Fund’s Underlying Index.

Foreign Investment There may be more or less government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. In addition, foreign companies may not be subject to the same disclosure, accounting, auditing, and financial reporting standards and practices as U.S. companies. The procedures and rules governing foreign transactions and custody may involve delays in payment, delivery, or recovery of money or investments.

Emerging Markets Emerging market risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; significant periods of inflation or deflation; restrictions on foreign investment; possible nationalization, expropriation, or confiscatory taxation of investment income and capital; increased social, economic and political uncertainty and instability; pervasive corruption and crime; more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

In addition to the heightened risk level for foreign securities discussed above, investments in companies domiciled in emerging markets countries may be subject to other significant risks, including:

•	Emerging markets countries may be less stable and more volatile than the U.S., giving rise to greater political, economic and social risks, including: rapid and adverse diplomatic and political developments; social instability; or internal, external and regional conflicts, terrorism and war.

•	Certain national policies, which may restrict the Fund’s investment opportunities, including: restrictions on investment in some or all issuers or industries in an emerging markets country; or capital and currency controls.

•	The small current size of the markets for emerging markets securities and the currently low or nonexistent volume of trading, which could result in a lack of liquidity and greater price volatility.

•	Foreign taxation.

•	The absence of developed legal structures governing private or foreign investment, including: lack of legal structures allowing for judicial redress or other legal remedies for injury to private property, breach of contract or other investment-related damages; or inability to vote proxies or exercise shareholder rights.

•	The absence, until recently in many developing countries, of a capital market structure or market-oriented economy including significant delays in settling portfolio transactions and risks associated with share registration and custody.

•	The possibility that recent favorable economic developments in some emerging markets countries may be slowed or reversed by unanticipated political or social events in those countries.

•	The pervasiveness of corruption and crime.

In addition, many of the countries in which the Fund may invest have experienced substantial, and during some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries have less favorable growth of gross domestic product, rapid rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position compared to the U.S. economy. Economies of emerging markets countries could likewise be adversely affected by significant periods of deflation or greater sensitivity to interest rates.

Investments in emerging markets countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the former Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries.

Even though the currencies of some emerging markets countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.

Foreign Currency The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. U.S. dollar investments in ADRs or ordinary shares of foreign issuers traded on U.S. exchanges are indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

High Income Low Beta Because the Underlying Index is comprised of securities of high dividend-paying (i.e., high income) companies that exhibit lower relative volatility (i.e., low beta) than broad market indices, the Fund may be adversely affected by increased price volatility of securities in such companies, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting such companies.

Beta is a measure of how closely correlated a stock’s returns are to that of the market. A low beta generally indicates that a security experiences less variation than the market as a whole, which could impact returns. In addition, the Fund’s ability to distribute income to shareholders will depend on the yield available on the common and preferred stocks held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Small and Mid-Cap Companies Stocks of small and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Small and mid cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity Investments in certain foreign securities may be less liquid and more volatile than many U.S. securities. A previously established liquid foreign securities market may become illiquid due to economic or political conditions. If a disruption occurs in the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might be prevented from limiting losses and realizing gains. As a result, the Fund may at times be unable to sell securities at favorable prices.

Portfolio Turnover The Fund may experience a higher rate of portfolio turnover to the extent active market trading of Fund Shares causes more frequent creation or redemption activities and such creation and redemption activities are not conducted in-kind. Higher turnover rates may increase brokerage costs and may result in increased taxable capital gains, as well as increase tracking error versus the Fund’s Underlying Index.

       Mauritius Subsidiary The Fund may invest in securities of companies in India through its wholly owned Subsidiary in Mauritius. The Fund invests in India through its Subsidiary in order to obtain favorable tax treatment by the Indian government pursuant to a taxation treaty between India and the Republic of Mauritius. There can be no assurance that the terms of the treaty will not be subject to re-negotiation or termination in the future. There is also a risk that the treaty may someday be subject to different interpretations that will undermine or eliminate the favorable tax treatment for the Subsidiary. There is no guarantee that the Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. Any change in the provisions of this treaty or in its applicability to the Subsidiary could subject such Subsidiary to withholding and other taxes on dividends, interest and realized capital gains, which would reduce the return to the Fund on its investments.

Depositary Receipts The price at which the Fund’s securities may be sold and the value of the Fund’s Shares may be adversely affected if trading markets for ADRs and GDRs are limited or absent or if bid/ask spreads are wide. Available information concerning the issuers may not be as current for unsponsored Depositary Receipts as for sponsored Depositary Receipts, and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer. To the extent that the exchange price of a Depositary Receipt differs from the local price of the underlying security used by the Fund’s corresponding Underlying Index, the Fund may be prevented from fully achieving its investment objective of tracking the performance of its Underlying Index.

More information about the Fund’s investment strategies is presented under “Additional Securities, Investments and Strategies” below and in the Fund’s Statement of Additional Information (“SAI”), which is available from the Fund upon request or at the Fund’s website, www.egshares.com.

Additional Securities, Instruments and Strategies

This section describes additional securities, instruments and strategies that may be utilized by the Fund that are not principal investment strategies of the Fund unless otherwise noted in the Fund’s description of principal strategies. In addition, this section describes additional risk factors applicable to certain securities, instruments and strategies utilized by the Fund.

Money Market Instruments Money market instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

Repurchase Agreements Repurchase agreements are contracts in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by EGA as a short-term investment vehicle for cash positions.

Reverse Repurchase Agreements Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage. The Fund will designate cash and liquid securities in an amount sufficient to cover its repurchase obligations and will mark-to-market such amounts daily.

U.S. Government Securities U.S. Government securities are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Loans of Portfolio Securities The Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements. The loan must be secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned, and the Fund may call the loan at any time and receive the securities loaned. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of the Fund’s portfolio securities. The Fund currently does not participate in a securities lending program.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is included in the Fund’s SAI. The top ten holdings and all holdings of the Fund is posted on a daily basis to the Trust’s website at www.egshares.com.

SPECIAL RISKS OF EXCHANGE-TRADED FUNDS

Not Individually Redeemable Shares may be redeemed by the Fund at NAV only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

Trading Issues Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange may be halted due to extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, and the listing requirements may be amended from time to time.

PRECAUTIONARY NOTES

A Precautionary Note to Retail Investors The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC or of the DTC participant broker through whom you hold your Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the shares of other investment companies, including Shares of the Fund. Investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Adviser, including that such investment companies enter into an agreement with the Trust.

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Delaware statutory trust, and the Fund is a separate series of the Trust. The Trust’s Board is responsible for its overall management and direction. The Board elects the Trust’s officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.

MANAGEMENT OF THE FUND

The Investment Adviser and Sub-Adviser

The Adviser acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser is a Colorado corporation with its principal offices located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. As of June 30, 2011, ALPS entities serviced over $4.3 billion in client assets providing mutual fund administration, hedge fund administration, distribution and advisory solutions for the investment management industry. Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisers.

As described in the formula below, the annual management fee paid by the Trust to the Adviser under the Advisory Agreement is based on total assets of the Trust. For the first twelve series of the Trust to offer shares to the public (the “Original Funds”), the annual management fee paid by the Trust to the Adviser is subject to both a minimum amount and a cap. For each additional series of the Trust offered to the public (the “Additional Funds”), including the Fund in this Prospectus, the minimum amount and the cap rise proportionately. The annual management fee paid by the Additional Funds is credited for the annual management fees paid by the Original Funds.

For its services, the Trust pays the Adviser an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month, in an amount calculated as follows: (a) For the Original Funds, the greater of (i) $400,000.00 or (ii) 10 basis points of each Original Fund’s daily net assets during the month, but in either event not to exceed $1,000,000 per year; and (b) for the Additional Funds, the greater of (i) $400,000.00 plus (x) $33,333.33 for each operating Additional Fund, minus (y) any management fees paid to the Adviser by the Original Funds, or (ii) 10 basis points of each Additional Fund’s daily net assets during the month, but in either event not to exceed annually $1,000,000 plus (x) $83,333.33 for each operating Additional Fund, minus (y) any management fees paid to the Adviser by the Original Funds.

On July 19, 2011, ALPS Holdings, Inc., parent company to the Adviser, announced that it signed a definitive agreement to be acquired by DST Systems, Inc. (the “Transaction”). If completed, the Transaction will cause a change of control of the Adviser, which will terminate the current investment advisory agreement between the Adviser and the Funds. At a meeting held on July 28, 2011, the Board considered and approved: (1) a new investment advisory agreement between the Adviser and the Funds; and (2) the submission of a proposal to the Funds’ shareholders to approve the new investment advisory agreement. The new investment advisory agreement for the Fund was approved by sole shareholder consent on July 29, 2011, and it will become effective upon the closing of the Transaction.

EGA serves as the sub-adviser to the Fund and provides investment advice and management services to the Fund, including portfolio trading and index tracking services. EGA is a Delaware limited liability company with its principal offices located at 171 East Ridgewood Ave., Ridgewood, NJ 07450. EGA manages the day-today investment and reinvestment of the assets in the Fund and is responsible for designating the Deposit Securities and monitoring the Fund’s adherence to its investment mandate. For the investment advisory services provided to the Fund, EGA is entitled to receive fees equal to 0.85% of the average daily net assets of the Fund. The advisory fee for the Adviser is paid directly by the Trust separately from the sub-advisory fee for EGA.

EGA has agreed to reduce fees and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding any taxes, interest, brokerage fees and non-routine expenses, such as expenses attributable to mergers or liquidation) from exceeding 0.85% of average daily net assets of the Fund. Under this agreement, EGA retains the right to seek reimbursement from the Fund of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed within three years of such reimbursement, provided such reimbursement does not cause the Fund to exceed any applicable fee waiver or expense limitation agreement that was in place at the time the fees were waived or expenses were assumed. EGA, from its own resources, including profits from sub-advisory fees received from the Fund, also may make payments to broker-dealers and other financial institutions in connection with the distribution of the Fund’s Shares.

Subject to the fee waiver and expense assumption agreement, the Fund is responsible for all of its expenses, including: the investment advisory fees and sub-advisory fees; costs of transfer agency, custody, fund administration, legal, audit and other services; interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions; distribution fees or expenses; and non-routine expenses (including litigation or merger-related expenses, if any).

The basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Trust’s next report to shareholders.

Portfolio Management

Richard C. Kang serves as the portfolio manager for the Fund and is responsible for the day-to-day management of the Fund. Mr. Kang is the Chief Investment Officer and Director of Research of EGA and has managed portfolios of the Trust since the Trust’s commencement of operations in 2009. Mr. Kang joined EGA in October 2008. Prior to that Mr. Kang was a contract consultant for ETFx Indexes from October 2007 to September 2008. From January 2007 to September 2008, Mr. Kang was an independent consultant and blogger of The Beta Brief. Prior to that, Mr. Kang was Chief Investment Officer of Quadrexx Asset Management from July 2003 to May 2005, and President and Chief Investment Officer of Meridian Global Investors from November 2002 to December 2007.

The Trust’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares in the Fund.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell Shares of the Fund at market prices in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the NAV of the Shares, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share.

Share Trading Prices

The trading prices of Shares of the Fund on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the approximate value of Shares of the Fund every 15 seconds (the “Intraday Indicative Value” or “IIV”). This IIV should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV of Shares of the Fund and the Fund does not make any warranty as to the accuracy of these calculations.

CME Group Index Services LLC (“Dow Jones Indexes”), its affiliates, sources and distribution agents (together, the “IIV Calculation Agent”) shall not be liable to any customer or any third party for any loss or damage, direct, indirect or consequential, arising from (i) any inaccuracy or incompleteness in, or delays, interruptions, errors or omissions in the delivery of the IIV with respect to the Fund or any data related thereto (collectively, the “Data”) or (ii) any decision made or action take by any customer or third party in reliance upon the Data. The IIV Calculation Agent does not make any warranties, express or implied to any investor in the Fund, or any one else regarding the Data, including, without limitation, any warranties with respect to the timeliness, sequence, accuracy, completeness, currentness, merchantability, quality or fitness for a particular purpose or any warranties as to the results to be obtained by any investors in the Fund or other person in connection with the use of the Data. The IIV Calculation Agent shall not be liable to any investors in the Fund or third parties for any damages, including, without limitation, loss of business revenues, lost profits or any indirect, consequential, special or similar damages whatsoever, whether in contract, tort or otherwise, even if advise of the possibility of such damages.

Frequent Purchases and Redemptions of the Fund’s Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund’s shareholders. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at NAV per Share generally for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Shares may be purchased and sold on the Exchange at prevailing market prices. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (“APs”) and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including: dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as noted above) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in executing in-kind trades, and with respect to the redemption fees, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time the Fund by shareholders would not be expected to negatively impact the Fund or its shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

Dividends & Distributions

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally will not pay federal income tax on the income and gains it distributes to you. The Fund expects to declare and pay all of its net investment income, if any, to shareholders as dividends quarterly. However, the officers of the Trust are authorized in their discretion not to pay a dividend for the Fund if such officers determine that the cost of paying the dividend (including costs borne by the Fund for printing and mailing dividend checks) exceeds the amount of income or excise tax that is payable by the Fund as a result of not paying the dividend. The Fund will also declare and pay net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend.” At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains in excess of net short-term capital losses are taxable to you as long-term capital gains no matter how long you have owned your Shares. With respect to taxable years of a Fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends paid to individual shareholders and designated by a Fund may be qualified dividend income eligible for taxation at long-term capital gain rates provided certain holding period requirements are met.

Foreign Tax. The Fund intends to elect to “pass-through” to the Fund’s shareholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders are included in each shareholder’s income. Certain shareholders, including some non-U.S. shareholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders.

Taxes on Exchange-Listed Share Sales. A sale or exchange of Fund Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund Shares generally are subject to state and local taxes.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and any cash paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

MAURITIUS TAX STATUS

The Fund conducts its investment activities in India through a Subsidiary, which is a wholly owned subsidiary of the Fund. The Subsidiary has elected to be treated as a disregarded entity for United States federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for such tax purposes. As a tax resident of Mauritius, each Subsidiary expects to obtain benefits under the tax treaty between Mauritius and India (the “Treaty”). In light of Circular 789 of April 13, 2000 issued by the Central Board of Direct Taxes in India, a Subsidiary will be eligible for the benefits under the Treaty if it holds a valid tax residence certificate issued by the Mauritius income tax authorities. The validity of the Circular was subsequently upheld by the Supreme Court of India in a judgment delivered on October 7, 2003. The Subsidiary has been issued a Category 1 Global Business License by the Financial Services Commission of Mauritius. The has applied for and obtained a tax residence certificate (“TRC”) from the Mauritius Revenue Authority for the purpose of the Mauritius-India Double Taxation Avoidance Agreement. The TRC is issued for a period of one year and thereafter renewable annually. The Subsidiary is subject to tax in Mauritius at the rate of 15% on its net income.

However, the Subsidiary will be entitled to a tax credit for foreign tax on its income which is not derived from Mauritius against the Mauritian tax computed by reference to that same income. If no written evidence is presented to the Mauritius Revenue Authority showing the amount of foreign tax charged on income derived by the Fund outside of Mauritius, the amount of the foreign tax will be conclusively presumed to be equal to eighty percent (80%) of the Mauritian tax chargeable with respect to that income, which could reduce the rate of tax effectively to three percent (3%). Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it liable for income tax on any gains from sale of units or securities. Any dividends and redemption proceeds paid by the Subsidiary to a Fund are exempt from Mauritius tax. Provided that the Subsidiary does not have a permanent establishment in India, the tax treatment in India of income derived by the Subsidiary is as follows:

(i) long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid, are not subject to tax in India;

(ii) short-term capital gains are not subject to tax in India by virtue of certain provisions of the Treaty;

(iii) dividends from Indian companies are paid to the Subsidiary free of Indian tax; and

(iv) any interest income earned on Indian securities is subject to withholding tax in India at a rate of 20% (plus surcharges), depending on the nature of the underlying debt security.

The Subsidiary continues to: (i) comply with the requirements of the Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain its central management and control in Mauritius. Accordingly, management believes that the Subsidiary will be able to obtain the benefits of the Treaty, which ultimately benefits the Fund. However, there can be no assurance that the Subsidiary will be granted a certificate of tax residency in the future. While the validity of the Treaty and its applicability to entities such as the Subsidiary was upheld by the Supreme Court of India, no assurance can be given that the terms of the Treaty will not be subject to reinterpretation and renegotiation in the future. Any change in the Treaty’s application could have a material adverse affect on the returns of the Fund. Further, it is possible that the Indian tax authorities may seek to take the position that the Subsidiary is not entitled to the benefits of the Treaty. It is currently not clear whether income from entities such as the Subsidiary will be classified as “capital gains” income or as “business income” under Indian law. However, this distinction should not affect the ultimate tax consequences to the Subsidiary or the Fund. Under the Treaty, capital gains from investment in Indian securities, GDRs or ADRs issued with respect to Indian companies are exempt from tax, provided that the Subsidiary does not have a permanent establishment in India. Similarly, “business income” is not chargeable to tax in India under the Treaty so long as the Subsidiary does not have a permanent establishment in India. The Subsidiary expects that it will be deemed a tax resident of Mauritius and does not expect to be deemed to have a permanent establishment in India because it will not maintain an office or place of management in India and the Adviser will make investment decisions regarding securities orders outside of India. If the Subsidiary were deemed to have such a permanent establishment, income attributable to that permanent establishment could be taxable in India at a rate of up to 40% (plus surcharges).

Regardless of the application of the Treaty, all transactions entered on a recognized stock exchange in India are subject to the Securities Transaction Tax (“STT”), which is levied on the value of a transaction at rates not exceeding 0.125%. The STT can be set off against business income tax calculated under the Indian Income Tax Act, provided that the gains on the transactions subject to the STT are taxed as business income and not as capital gains. It is currently not entirely clear whether the Indian Minimum Alternate Tax (“MAT”) applies to the Subsidiary as a beneficiary of the Treaty. Although the Treaty should override the provisions of the Indian Income Tax Act and thus the application of the MAT, this is not certain. If the MAT does apply, and the Indian income tax payable by the Subsidiary is less than 18% of its book profits, then the Subsidiary would be deemed to owe taxes of 18% (plus surcharges) of book profits. Such a fee would not be included in the fee charged by the Adviser. Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Subsidiary and thus reduce the return to Fund shareholders.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

PRICING FUND SHARES

The trading price of the Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the Business Day (as defined below), and may be subject to fair valuation. The Trust is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and does not make any warranty as to its accuracy.

The NAV for the Fund is determined once daily as of the close of the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for regular trading (“Business Day”). NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities (including ADRs and GDRs) are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board believes accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Fund may employ fair value pricing in situations where trading in securities on foreign securities exchanges and over-the-counter markets is completed before the close of business on a Business Day. In addition, fair valuation may be necessary where there is no securities trading in a particular country or countries on a Business Day. Moreover, the Fund’s NAV may not reflect changes in valuations on certain securities that occur at times or on days on which the Fund’s NAV is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its Shares, such as when trading takes place in countries on days that are not a Business Day.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s corresponding underlying index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Fund. Use of a rate different from the rate used by INDXX, LLC (“INDXX”) may adversely affect the Fund’s ability to track its Underlying Index.

OTHER SERVICE PROVIDERS

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Fund’s distributor.

The Bank of New York Mellon, located at 101 Barclay Street, New York, NY 10286, serves as the Fund’s administrator, accountant, custodian and transfer agent.

ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, provides the Trust with an Anti-Money Laundering Officer, Principal Financial Officer and Chief Compliance Officer, as well as certain additional compliance support functions.

Counsel and Independent Registered Public Accounting Firm

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as independent registered public accounting firm of the Trust. BBD, LLP audits the Fund’s financial statements and performs other related audit services.

INDEX PROVIDER

The Underlying Index is compiled by INDXX. INDXX is not affiliated with the Fund, ALPS or EGA. The Fund is entitled to use its corresponding Underlying Index pursuant to a sublicensing arrangement with EGA, which in turn has a licensing agreement with INDXX. INDXX or its agent also serves as calculation agent for the Underlying Index (the “Index Calculation Agent”). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Underlying Index, including calculating the value of the Underlying Index every 15 seconds, widely disseminating the Underlying Index values every 15 seconds and tracking corporate actions resulting in Underlying Index adjustments. The value of the Underlying Index will be disseminated under the following ticker:

Ticker
INDXX Emerging Market High Income Low Beta Index	IHILO

“INDXX” is a service mark of INDXX and has been licensed for use for certain purposes by EGA. The Fund is not sponsored, endorsed, sold or promoted by INDXX. INDXX makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. INDXX’s only relationship to EGA is the licensing of certain trademarks, trade names and service marks of INDXX and of the Underlying Index, which are determined, composed and calculated by INDXX without regard to EGA or the Fund. INDXX has no obligation to take the needs of EGA or the shareholders of the Fund into consideration in determining, composing or calculating the

Underlying Index. INDXX is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund Shares to be issued or in the determination or calculation of the equation by which the Fund Shares are to be converted into cash. INDXX has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DISCLAIMERS

The Adviser and EGA do not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and neither the Adviser nor EGA shall have any liability for any errors, omissions or interruptions therein. Neither the Adviser nor EGA make any warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser and EGA make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser or EGA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

THE INDXX INDICES

Eligibility Criteria for Index Components

The index universe (“Index Universe”) for the Underlying Index is defined as all publicly traded stocks domiciled in Emerging Markets countries, such as Argentina, Chile, Columbia, Czech Republic, Egypt, Hungary, Indonesia, Jordan, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, Slovenia, South Africa, Ukraine, Brazil, China, India, Thailand and Turkey. Emerging Markets countries are categorized as emerging markets countries for purposes of stock selection based on the classifications of international organizations, such as the World Bank and the International Monetary Fund. Specific criteria related to individual indices are applied to the Index Universe.

Criteria For Inclusion

In addition to the eligibility criteria described above for the Index Universe, on the Determination Date (as defined below) index components must be consistent with the following criteria for inclusion in the Underlying Index:

1.	30 Stock Index

2.	Minimum market cap of $250 Million

3.	Minimum average daily turnover of $2.50 million during the six months prior to the Review Date

4.	Minimum 10% free float

5.	Maximum 4.9% weight of single component

6.	Maximum 25% weight for each country and sector and maximum 5 components per country

7.	Beta of each component should be less than 1 with respect to their respective benchmark

8.	Dividend yield of each component should be between 1% and 10%

9.	Each component will have paid dividends consistently over the last three years

INDXX may at any time, and from time to time, change the issues comprising the Underlying Index by adding or deleting one or more components or sectors, or replacing one or more issues contained in the Underlying Index with one or more substitute stocks of its choice, if, in the discretion of INDXX, such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Underlying Index.

Calculation Methodology

A master list of the securities is initially prepared from the Index Universe by applying the criteria of market capitalization and beta. From the master list, a selection list satisfying the predetermined turnover criteria is shortlisted and dividend yield for the shortlisted companies is calculated. All companies with (i) dividend yields below 1% or above 10% or (ii) a beta of more than 1 are then removed from selection list to obtain a “Final Selection List.”

The Index Component Securities for the Underlying Index are then established by a process that screens companies by dividend yield and correlation, ranks and weighs companies in the Final Selection List by dividend yield and then applies the Index’s eligibility criteria formula. The Underlying Index limits the total number of constituents from one particular country to no more than five.

For any Index component that exceeds the maximum weight for a single member, as determined by the Index’s criteria for inclusion, the excess weight is redistributed among the remaining components. For any grouping of Index components classified as the same sector that exceeds the maximum weight for a particular sector, as determined by the Index’s criteria for inclusion, the excess weight is redistributed among the components of the other classified sectors. For the Underlying Index, any Index components that exceeds the maximum weight for a particular country, as determined by the Index’s criteria for inclusion, the excess weight is redistributed among the components of other countries.

Updates to the Index

The components of the Underlying Index are reviewed (the “Review Date”) on June 15th and rebalanced (the “Rebalance Date”) on the last Friday of June. The Review Date of the weight of each component of the Underlying Index occurs quarterly on the 15th of March, June, September and December with the Rebalance Date the last Friday of the quarter.

For the Underlying Index, if the Rebalance Date falls on the last business day of the month, the new Rebalance Date will be the Friday immediately before the last business day of the month. If the Rebalance Date falls on a holiday, the new Rebalance Date will be the Thursday immediately before the last Friday of the month.

The Underlying Index is also reviewed on an ongoing basis to account for corporate actions such as mergers, delistings or bankruptcies. The Underlying Index’s components will be determined and announced at least one week prior to its Rebalance Date (the “Determination Date”).

Maintenance of the Index

Certain corporate actions will have an impact on the maintenance of the Underlying Index by INDXX. In the event a company is delisted (including in the case of a temporary delisting or prolonged trading suspension), acquired, or merged, it will be removed from the Underlying Index. INDXX will decide whether to liquidate the stock in the Underlying Index or to replace it with the next best constituent according to the Underlying Index methodology. Other corporate actions, including dividend payments, stock splits, bonus issues, rights issues, and spin offs that affect a component of the Underlying Index will result in an appropriate adjustment in the methodology utilized by the Underlying Index.

Dissemination of Index Information

INDXX will pre-announce to clients the addition of new index constituents one week prior to the Rebalance Date via email.

PREMIUM/DISCOUNT INFORMATION

The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. As with other exchange traded funds, the market price of the Fund’s shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in the Fund’s market price but not in its NAV (or vice versa).

Information showing the difference between the per share NAV of the Fund and the market trading price of shares of the Fund during various time periods is available by visiting the Fund’s website at www.egshares.com.

DISTRIBUTION PLAN

The Distributor serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-l under the 1940 Act. In accordance with its Rule 12b-l plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of shares of the Fund; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.

No 12b-l fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-l fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FINANCIAL HIGHLIGHTS

No financial information is presented for the Funds because they had not commenced operations prior to the date of this Prospectus.

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     If you want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

     Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its fiscal year.

Statement of Additional Information (SAI)

     The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

     You will be able to request other information about the Fund or obtain free copies of the Fund’s annual and semi-annual reports and the SAI by contacting the Fund directly at 1-888-800-4347. The SAI and shareholder reports will also be available on the Fund’s website, www.egshares.com.

     You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Fund:

•	For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102; or

•	Free from the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov.

 EGA Emerging Global
Shares Trust

EGShares Emerging Markets
High Income Low Beta ETF

PROSPECTUS

June 10, 2011
as revised August 4, 2011

EGA Emerging Global Shares Trust
Investment Company Act File No. 811-22255